UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 27, 2017
(Date of earliest event reported)

CCUBS Commercial Mortgage Trust 2017-C1

(Central Index Key Number 0001720748)

(Exact name of issuing entity)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key Number 0001558761)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

UBS AG

(Central Index Key Number 0001685185)

(Exact name of sponsor as specified in its charter)

UBS Commercial Mortgage Securitization Corp.

(Central Index Key Number 0001532799)

(Exact name of registrant as specified in its charter)

Delaware	333-207340-06	45-3587479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
1285 Avenue of the Americas
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      212-713-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 30, 2017, UBS Commercial Mortgage Securitization Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of November 1, 2017 (the “Pooling and Servicing Agreement”), among UBS Commercial Mortgage Securitization Corp. (the “Registrant”), as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as Cayman agent and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of CCUBS Commercial Mortgage Trust 2017-C1, Commercial Mortgage Pass-Through Certificates, Series 2017-C1 (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the CCUBS Commercial Mortgage Securities Trust 2017-C1 (the “Issuing Entity”), a common law trust formed on November 30, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of thirty-seven (37) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on ninety-eight (98) commercial or multifamily properties.

The Mortgage Loan secured by the mortgaged property identified as “National Office Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “National Office Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “National Office Portfolio Whole Loan”) that also includes five (5) additional pari passu promissory notes, which are not assets of the Issuing Entity. The National Office Portfolio Whole Loan is being serviced and administered in pursuant to a pooling and servicing agreement, dated as of December 1, 2017 (the “UBS 2017-C7 Pooling and Servicing Agreement”), by and among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wells Fargo Bank, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC as operating advisor and asset representations reviewer, relating to the UBS 2017-C7 securitization transaction into which the related controlling companion loan is deposited.

The terms and conditions of the UBS 2017-C7 Pooling and Servicing Agreement applicable to the servicing of the National Office Portfolio Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the other Mortgage Loans, as described under “Pooling and Servicing Agreement in the prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on November 30, 2017. The UBS 2017-C7 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wells Fargo Bank, National Association, as certification administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2017	UBS COMMERCIAL MORTGAGE SECURITIZATION CORP. (Registrant)

	By:	/s/ Nicholas Galeone
Name: Nicholas Galeone Title: President

By:	/s/ David Schell
Name: David Schell Title: Executive Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1

Pooling and Servicing Agreement, dated and effective as of December 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wells Fargo Bank, National Association, as certification administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

(E)